Exhibit 99.1

LifeMD Appoints Veteran Healthcare Finance Executive as Chief Financial Officer and Expands Leadership Team

NEW YORK, March 16, 2026 — LifeMD, Inc. (Nasdaq: LFMD), a leading provider of virtual primary care services, today announced the appointment of Atul Kavthekar as Chief Financial Officer, effective today. The Company also announced leadership changes to support its next phase of growth. Marc Benathen, the Company’s current CFO, is departing to pursue a new opportunity and will remain with LifeMD through March 31, 2026, to facilitate a smooth transition.

“We are thrilled to welcome Atul to LifeMD,” said Justin Schreiber, Chairman and CEO of LifeMD. “He is a versatile financial leader who has spent nearly three decades helping healthcare and technology companies scale, and he brings a rare combination of public company rigor, operational depth, and strategic vision. Atul also shares our conviction that AI will fundamentally reshape how healthcare is delivered, and he will work closely with our technology team to ensure LifeMD remains at the forefront of that transformation. I also want to thank Marc Benathen for his meaningful contributions to LifeMD. Marc helped build the foundation that positions us well for the road ahead, and we wish him all the best.”

Mr. Kavthekar is a seasoned financial executive with nearly three decades of leadership experience spanning provider-side healthcare, retail and specialty pharmacy, e-commerce, and technology. He has served as a transformational CFO for both public and privately held growth-stage companies, with a long track record of building scalable financial infrastructure, strengthening operational performance, and driving shareholder value creation. Known for leading successful organic and acquisition growth strategies, he brings deep expertise in capital markets, mergers and acquisitions, and strategic planning.

A technology and AI enthusiast with an engineering background, Mr. Kavthekar will work alongside LifeMD’s technology team to advance the Company’s vision of becoming an AI-first healthcare company — leveraging artificial intelligence to improve patient access to care, enhance clinical outcomes, and reduce operational overhead. At LifeMD, he will focus on building the financial and operational infrastructure to support the Company’s continued growth and long-term value creation. Mr. Kavthekar holds an MBA in Finance and Accounting from the University of Chicago Booth School of Business, an MSE in Industrial Engineering from Wayne State University, and a BSE in Engineering Science from the University of Michigan.

“I have spent my career partnering with management teams, boards, and investors to build the financial infrastructure that enables high-growth companies to scale efficiently and create lasting value,” said Mr. Kavthekar. “LifeMD is at an inflection point, with a vertically integrated platform, expanding insurance capabilities, and a commitment to AI-driven innovation that can meaningfully improve patient outcomes while driving operating leverage. I look forward to helping build the financial and technological foundation for LifeMD’s next chapter.”

In addition, LifeMD appointed Chris Pisano as Chief Marketing Officer to lead the Company’s marketing organization. Mr. Pisano is a seasoned marketing executive with more than 25 years of experience building brands, leading high-performance marketing teams, and delivering measurable business results across healthcare, financial services, technology, e-commerce, and professional services. He brings deep expertise in brand strategy, demand generation, digital marketing, marketing automation, and go-to-market execution. Earlier in his career, Pisano founded a marketing and technology venture that he led for more than two decades, developing and executing enterprise marketing strategies that delivered scalable results and long-term business impact. As CMO, Mr. Pisano will oversee all marketing functions, including brand strategy, marketing communications, digital marketing, and market positioning, while driving cross-selling initiatives and engagement strategies that deepen the patient relationship, increase lifetime value, and strengthen LifeMD’s competitive position. Mr. Pisano holds a BS in Computer Science from the University of Illinois at Chicago.

LifeMD also announced that Jessica Friedeman will assume the newly created role of Chief Business Officer. Ms. Friedeman joined LifeMD in January 2023 as Chief Marketing Officer and has played a pivotal role in the Company’s growth trajectory. Bringing two decades of healthcare marketing expertise, she has helped drive the growth of LifeMD, including the rapid scaling of its weight management program, and provided go-to-market leadership in the launch of multiple new care verticals. In her new role, Jessica will spearhead the launch of LifeMD’s enterprise and employer health offerings, while continuing to serve as General Manager of LifeMD’s comprehensive women’s health division.

“These leadership changes reflect the strength and depth of our management team as we enter the next phase of LifeMD’s growth,” added Mr. Schreiber. “Chris brings more than 25 years of marketing leadership and will be instrumental in scaling our brand, elevating our market position, and driving the full marketing organization forward. Jessica’s expanded responsibilities will unlock new opportunities for enterprise growth and employer health offerings. Combined with Atul’s financial leadership, we have assembled the executive team to take LifeMD to the next level.”

Employment Inducement Grant

In accordance with Nasdaq rules, the Company hereby discloses that as a material inducement to Mr. Kavthekar’s employment, the Company will grant Mr. Kavthekar 675,000 restricted stock units, of which 337,500 units will vest based on his continued service, with 112,500 units vesting on each of the first, second and third anniversaries of his appointment, and 337,500 units will vest based on the Company’s achievement of performance targets.

About LifeMD, Inc.

LifeMD® is a leading provider of virtual primary care. LifeMD offers telemedicine, access to laboratory and pharmacy services, and specialized treatment across more than 200 conditions, including primary care, men’s and women’s health, weight management, and hormone therapy. The Company leverages a vertically integrated, proprietary digital care platform, a 50-state affiliated medical group, a state-of-the-art affiliated pharmacy, and a U.S.-based patient care center to increase access to high-quality and affordable care. For more information, please visit LifeMD.com.

Cautionary Note Regarding Forward Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” “predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the news release is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Investor Contact

Atul Kavthekar, Chief Financial Officer

investors@lifemd.com

Media Contact

Jessica Friedeman, Chief Business Officer

press@lifemd.com

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